NOTE  EXTENSION

     The undersigned officer of Alster Finance hereby extends the due date of that certain Promissory Note, dated January 12, 2000, from March 1, 2000 to June 1, 2000. Interest shall be payable as set forth in the Note and shall be due and payable together with principal on the due date, as herein extended.

     Agreed  to  as  of  this  24th  day  of  February,  2000.


     ALSTER  FINANCE

     /s/

     By:______________________
     Name:___________________
     Title:____________________

Agreed  and  Accepted:

INTERNET  GOLF  ASSOCIATION,  INC.

/s/
By:______________________________
     Vincent  Castagnola,  President